Exhibit 99.2

One Amgen Center Drive Thousand Oaks, CA 91320-1799 Telephone 805-447-1000 www.Amgen.com

News Release

AMGEN ANNOUNCES PRICING TERMS FOR

SENIOR NOTES EXCHANGE OFFERS, INCREASES THE

MAXIMUM NOTES EXCHANGE CAP AND ACCEPTS

TENDERED NOTES

THOUSAND OAKS, Calif. (August 13, 2020) – Amgen Inc. (NASDAQ:AMGN) announced today the pricing terms of its previously announced nine separate private offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) certain specified series of its outstanding senior notes (collectively, the “Old Notes”) for a combination of a cash payment and new Senior Notes due 2053 (the “New Notes”). In addition, Amgen announced that it has increased the cap on the aggregate principal amount of New Notes to be issued in the Exchange Offers from $800,000,000 to $940,000,000 (such increased amount, the “Maximum Notes Exchange Cap”). Except for the increase in the Maximum Notes Exchange Cap described above, all other terms and conditions of the Exchange Offers remain unchanged.

The Exchange Offers consist of the following:

(a) an offer to exchange the 6.90% Senior Notes due 2038;

(b) an offer to exchange the 6.375% Senior Notes due 2037;

(c) an offer to exchange the 6.40% Senior Notes due 2039;

(d) an offer to exchange the 5.75% Senior Notes due 2040;

(e) an offer to exchange the 5.65% Senior Notes due 2042;

(f) an offer to exchange the 5.375% Senior Notes due 2043;

(g) an offer to exchange the 5.15% Senior Notes due 2041;

(h) an offer to exchange the 4.95% Senior Notes due 2041; and

(i) an offer to exchange the 4.40% Senior Notes due 2045;

AMGEN ANNOUNCES PRICING TERMS OF SENIOR NOTES EXCHANGE OFFERS

in each case, for a combination of a cash payment and New Notes, provided that the aggregate principal amount of New Notes to be issued in the Exchange Offers shall not exceed the Maximum Notes Exchange Cap and/or the Maximum New Notes Premium Cap (as defined in the Confidential Offering Circular).

The Exchange Offers are being conducted by Amgen upon the terms and subject to the conditions set forth in a confidential offering circular, dated July 30, 2020 (the “Confidential Offering Circular”). The Exchange Offers are only intended for, and copies of the offering documents will only be made available to, holders of outstanding Old Notes that have certified their status as (1) a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, or (2) (A) a person other than a “U.S. person” (as defined in Rule 902 of Regulation S under the Securities Act), outside the United States not purchasing for the account or benefit of a U.S. person, (B) acquiring the New Notes in an offshore transaction in accordance with Regulation S under the Securities Act and (C) otherwise a Non-U.S. Qualified Offeree (as described in the Confidential Offering Circular) (each such holder, an “Exchange Eligible Holder” and, collectively, the “Exchange Eligible Holders”). Documents relating to the Exchange Offers have been and will be distributed only to holders of the outstanding Old Notes that have completed or will complete and have returned or will return the letter of eligibility confirming that they are Exchange Eligible Holders. Holders of the outstanding Old Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/amgn or contact D.F. King & Co., Inc., the exchange agent and information agent for the Exchange Offers, by calling toll-free (800) 814-8954 or at (212) 269-5550 (banks and brokerage firms) or by email at amgen@dfking.com.

The following table indicates, among other things, the Total Exchange Price (as defined herein) and the amount of cash payment for each $1,000 principal amount of the applicable series of Old Notes subject to the Exchange Offers, as calculated at 10:00 a.m., New York City time, on August 13, 2020 (such date and time, the “Price Determination Date”) in accordance with the Confidential Offering Circular:

									Composition of Total Exchange Price(1)(2)(3)
CUSIP/ISIN Number	Old Notes	Reference U.S. Treasury Security	Acceptance Priority Level	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Early Exchange Premium(1)	Total Exchange Price(1)(2)	Principal Amount of New Notes	Cash Payment
031162AY6/US031162AY66	6.90% Senior Notes due 2038	2.000% UST due February 15, 2050	1	1.370%	+100	2.370%	$30.00	$1,654.36	$1,392.62	$261.74
031162AW0/US031162AW01	6.375% Senior Notes due 2037	2.000% UST due February 15, 2050	2	1.370%	+95	2.320%	$30.00	$1,561.16	$1,314.25	$246.91
031162BA7/US031162BA71	6.40% Senior Notes due 2039	2.000% UST due February 15, 2050	3	1.370%	+100	2.370%	$30.00	$1,599.59	$1,383.74	$215.85
031162BC3/US031162BC38	5.75% Senior Notes due 2040	2.000% UST due February 15, 2050	4	1.370%	+105	2.420%	$30.00	$1,516.79	$1,377.26	$139.53
031162BH2/US031162BH25	5.65% Senior Notes due 2042	2.000% UST due February 15, 2050	5	1.370%	+110	2.470%	$30.00	$1,524.72	$1,419.78	$104.94
031162BP4/US031162BP41	5.375% Senior Notes due 2043	2.000% UST due February 15, 2050	6	1.370%	+110	2.470%	$30.00	$1,494.84	$1,445.36	$49.48
031162BK5/US031162BK53	5.15% Senior Notes due 2041	2.000% UST due February 15, 2050	7	1.370%	+105	2.420%	$30.00	$1,443.15	$1,394.40	$48.75
031162BE9/US031162BE93	4.95% Senior Notes due 2041	2.000% UST due February 15, 2050	8	1.370%	+110	2.470%	$30.00	$1,406.21	$1,381.84	$24.37
031162BZ2/US031162BZ23	4.40% Senior Notes due 2045	2.000% UST due February 15, 2050	9	1.370%	+125	2.620%	$30.00	$1,317.54	$1,317.54	$0.00

AMGEN ANNOUNCES PRICING TERMS OF SENIOR NOTES EXCHANGE OFFERS

1.	Per $1,000 principal amount of Old Notes.
2.	Does not reflect any accrued and unpaid interest. Amgen will pay accrued and unpaid interest on the Old Notes to, but not including, the Early Settlement Date (as defined herein) in cash.
3.

The figures in this table reflect any optional adjustments of the principal amount of New Notes exchangeable for each $1,000 principal amount of the applicable series of Old Notes tendered and accepted for exchange, as permitted under the terms and conditions in the Confidential Offering Circular.

The table below indicates the interest rate (the “New Notes Coupon”) for the New Notes to be issued by Amgen pursuant to the Exchange Offers, as calculated at the Price Determination Date in accordance with the Confidential Offering Circular:

New Notes	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Spread (basis points)	New Notes Coupon
New Notes due 2053	2.000% UST due February 15, 2050	1.370%	+140	2.770%

In accordance with the Acceptance Priority Levels and proration procedures described in the Confidential Offering Circular, Amgen will accept $676,157,000 in aggregate principal amount of the Old Notes that were tendered for exchange at or prior to the Early Participation Date. Amgen expects to deliver an aggregate principal amount of $940,000,000 of New Notes and will pay an aggregate of $85,382,998.17 cash consideration, excluding accrued and unpaid interest, for the Old Notes accepted for exchange on the Early Settlement Date. Since Old Notes have been validly tendered as of the Early Participation Date so that the maximum amount of New Notes to be issued in exchange for such tendered Old Notes would exceed the Maximum Notes Exchange Cap, no additional Old Notes will be accepted for exchange after the Early Participation Date.

The table below indicates, among other things, the principal amount of each series of Old Notes validly tendered as of the Early Participation Date, the principal amount of Old Notes to be accepted for exchange as of the Early Participation Date and the percentage of the principal amount of Old Notes to be accepted for exchange pursuant to the Exchange Offers:

CUSIP/ISIN Number	Old Notes	Principal Amount Tendered by Early Participation Date	Principal Amount to be Accepted for Exchange	Proration Factor
031162AY6/US031162AY66	6.90% Senior Notes due 2038	$37,335,000	$37,335,000	100%
031162AW0/US031162AW01	6.375% Senior Notes due 2037	$73,531,000	$73,531,000	100%
031162BA7/US031162BA71	6.40% Senior Notes due 2039	$133,310,000	$133,310,000	100%
031162BC3/US031162BC38	5.75% Senior Notes due 2040	$39,022,000	$39,022,000	100%
031162BH2/US031162BH25	5.65% Senior Notes due 2042	$71,602,000	$71,602,000	100%
031162BP4/US031162BP41	5.375% Senior Notes due 2043	$76,199,000	$76,199,000	100%
031162BK5/US031162BK53	5.15% Senior Notes due 2041	$491,030,000	$245,158,000	49.977%
031162BE9/US031162BE93	4.95% Senior Notes due 2041	$323,794,000	$0	0%
031162BZ2/US031162BZ23	4.40% Senior Notes due 2045	$939,837,000	$0	0%

AMGEN ANNOUNCES PRICING TERMS OF SENIOR NOTES EXCHANGE OFFERS

The withdrawal date (5:00 p.m., New York City time, on August 12, 2020) for the Exchange Offers has now passed. In accordance with the terms of the Exchange Offers, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. The Exchange Offers will expire at 12:00 Midnight, New York City time, at the end of August 26, 2020, unless extended by Amgen (such date and time, as it may be extended, the “Expiration Date”).

Exchange Eligible Holders that validly tendered and did not validly withdraw their Old Notes at or prior to the Early Participation Date will be eligible to receive the applicable Total Exchange Price set forth in the first table above (each, a “Total Exchange Price”), which includes an early exchange premium equal to $30.00 in principal amount of New Notes for each $1,000 principal amount of the applicable series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange (the “Early Exchange Premium”).

In addition to the applicable Total Exchange Price, Exchange Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Early Settlement Date in cash.

Amgen has elected to conduct an early settlement for Old Notes tendered at or prior to the Early Participation Date and accepted by Amgen. Such early settlement is expected to occur on August 17, 2020 (the “Early Settlement Date”), subject to all the conditions to the Exchange Offers having been satisfied or waived by Amgen.

The complete terms of the Exchange Offers are described in the Confidential Offering Circular. Amgen reserves the right, subject to applicable law, to extend, terminate or otherwise amend the terms of any or all of the Exchange Offers.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Amgen will enter into a registration rights agreement with respect to the New Notes providing for certain registration rights with respect to the New Notes as described in the Confidential Offering Circular.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Confidential Offering Circular and only to such persons and in such jurisdictions as is permitted under applicable law.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area or the United Kingdom that has implemented the Prospectus Directive, qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom who are investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or fall within Article 43 of the Order, or any

AMGEN ANNOUNCES PRICING TERMS OF SENIOR NOTES EXCHANGE OFFERS

other person to whom it may otherwise lawfully be communicated under the Order (all such persons together being referred to as “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

About Amgen

Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology.

Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.

Forward-Looking Statements

This news release contains forward-looking statements that are based on the current expectations and beliefs of Amgen. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including any statements on the outcome, benefits and synergies of collaborations, or potential collaborations, with any other company, including Adaptive Biotechnologies (including statements regarding such collaboration’s, or our own, ability to discover and develop fully-human neutralizing antibodies targeting SARS-CoV-2 to potentially prevent or treat COVID-19), BeiGene, Ltd., or the Otezla® (apremilast) acquisition, including anticipated Otezla sales growth and the timing of non-GAAP EPS accretion, as well as estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory or clinical results or practices, customer and prescriber patterns or practices, reimbursement activities and outcomes, effects of pandemics or other widespread health problems such as the ongoing COVID-19 pandemic on our business, outcomes, progress or effects relating to studies of Otezla as a potential treatment for COVID-19, the completion of the Exchange Offers and other such estimates and results. Forward-looking statements involve significant risks and uncertainties, including those discussed below and more fully described in the Securities and Exchange Commission reports filed by Amgen, including our most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K. Unless otherwise noted, Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Our results may be affected by our ability to successfully market both new and existing products domestically and internationally, clinical and regulatory developments involving current and future products, sales growth of recently launched products, competition from other products including biosimilars, difficulties or delays in manufacturing our products and global economic conditions. In addition, sales of our products are affected by pricing pressure, political and public scrutiny and reimbursement policies imposed by third-party payers, including governments, private insurance plans and managed care providers and may be affected by regulatory, clinical and guideline developments and domestic and international trends toward

AMGEN ANNOUNCES PRICING TERMS OF SENIOR NOTES EXCHANGE OFFERS

managed care and healthcare cost containment. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We or others could identify safety, side effects or manufacturing problems with our products, including our devices, after they are on the market. Our business may be impacted by government investigations, litigation and product liability claims. In addition, our business may be impacted by the adoption of new tax legislation or exposure to additional tax liabilities. If we fail to meet the compliance obligations in the corporate integrity agreement between us and the U.S. government, we could become subject to significant sanctions. Further, while we routinely obtain patents for our products and technology, the protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, or we may fail to prevail in present and future intellectual property litigation. We perform a substantial amount of our commercial manufacturing activities at a few key facilities, including in Puerto Rico, and also depend on third parties for a portion of our manufacturing activities, and limits on supply may constrain sales of certain of our current products and product candidate development. An outbreak of disease or similar public health threat, such as COVID-19, and the public and governmental effort to mitigate against the spread of such disease, could have a significant adverse effect on the supply of materials for our manufacturing activities, the distribution of our products, the commercialization of our product candidates, and our clinical trial operations, and any such events may have a material adverse effect on our product sales, product development, business and results of operations. We rely on collaborations with third parties for the development of some of our product candidates and for the commercialization and sales of some of our commercial products. In addition, we compete with other companies with respect to many of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates or development of new indications for existing products cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate or development of a new indication for an existing product will be successful and become a commercial product. Further, some raw materials, medical devices and component parts for our products are supplied by sole third-party suppliers. Certain of our distributors, customers and payers have substantial purchasing leverage in their dealings with us. The discovery of significant problems with a product similar to one of our products that implicate an entire class of products could have a material adverse effect on sales of the affected products and on our business and results of operations. Our efforts to collaborate with or acquire other companies, products or technology, and to integrate the operations of companies or to support the products or technology we have acquired, may not be successful. A breakdown, cyberattack or information security breach could compromise the confidentiality, integrity and availability of our systems and data. Our stock price is volatile and may be affected by a number of events. Our business performance could affect or limit the ability of our Board of Directors to declare a dividend or our ability to pay a dividend or repurchase our common stock. We may not be able to access the capital and credit markets on terms that are favorable to us, or at all.

###

CONTACT: Amgen, Thousand Oaks

Trish Rowland, 805-447-5631 (media)

Megan Fox, 805-447-1423 (media)

Arvind Sood, 805-447-1060 (investors)